LENDER:  NTFC CAPITAL CORPORATION
LOAN AND SECURITY AGREEMENT


                              BORROWER INFORMATION

BORROWER:       TELSCAPE INTERNATIONAL, INC.,

PERSON TO CONTRACT/TITLE: TODD BINET, CHIEF FINANCIAL OFFICER

CO-BORROWERS:  EACH SUBSIDIARY OF TELSCAPE LISTED ON THE SCHEDULE
               OF BORROWING SUBSIDIARIES ATTACHED HERETO AND EACH
               SUBSIDIARY WHICH SUBSEQUENTLY BECOMES A PARTY HERETO PURSUANT TO SECTION 1(B) OF THIS AGREEMENT

Address: 2700 POST OAK BLVD, STE 1000
                                                                [X] Corporation
                                                                [ ] Partnership
City: HOUSTON      County:     State: TX   Zip Code: 77056      [ ] Cooperative

Telephone Number: (713) 968-0968      Facsimile Number: (713) 968-0930

                         AGREEMENT TERMS AND CONDITIONS

Agreement Date           Interest Rate DURING THE     Termination Date        Purchase Agreement No.
JANUARY 11, 1999         INTEREST ONLY PERIOD, THE    JANUARY 1, 2000                  N/A
                         90 DAY COMMERCIAL PAPER
                         RATE PUBLISHED IN THE WALL
                         STREET JOURNAL AS OF THE
                         DATE OF SUCH ADVANCE + 425
                         BASIS POINTS, AND ADJUSTED
                         THEREAFTER QUARTERLY (THE
                         "FLOATING INTEREST RATE")

                         FROM AND AFTER THE
                         CONVERSION DATE, THE 5
                         YR. FED. RES. TREAS.
                         CONSTANT MATURITY RATE
                         AS OF THE CONVERSION
                         DATE + 500 BASIS
                         POINTS (THE "FIXED
                         INTEREST RATE")



Commitment Amount        No. of Payments         Supplier                Purchase Agreement Date
(US)$7,000,000           24 (4 INTEREST ONLY,    NORTEL NETWORKS                  N/A
                         AND 20 PRINCIPAL AND
                         INTEREST)

      1. COMMITMENT TO LEND: (a) Subject to the terms and conditions provided in this Loan and Security Agreement ("Agreement") and so long as no Event of Default (as defined in Section 14 hereof) or event or condition which with notice or passage of time or both would constitute an Event of Default has occurred and is continuing hereunder, Lender agrees to lend to Telscape International, Inc., a Texas corporation ("Telscape"), Domestic and/or Foreign Subsidiaries of Telscape which are signatories to the Schedule of Borrowing Subsidiaries attached hereto and forming a part hereof, and such additional Domestic and/or Foreign Subsidiaries of Telscape which may hereafter become a party hereto pursuant to Section 1(b) hereof (Domestic and/or Foreign Subsidiaries of Telscape which are signatories to the Schedule of Borrowing Subsidiaries attached hereto and such additional Domestic and/or Foreign Subsidiaries of Telscape which may hereafter become a party hereto pursuant to
Section 1(b) of this Agreement are individually referred to as a "CO-BORROWER" and collectively as the "CO-BORROWERS"), until the Termination Date set forth above, an amount in the aggregate not to exceed the Commitment Amount set forth above, which sum shall be used solely to finance the (i) purchase by such Co-Borrower of NORTEL DMS 250/300 switching systems and other equipment and related hardware, software, installation services, and associated software sublicenses supplied by NORTEL pursuant to one or more Purchase Agreements (individually and collectively, the "Purchase Agreement") made by and between NORTEL Networks (the "Supplier") and such Co-Borrower for installation, if such Co-Borrower is a Domestic Co-Borrower, in the United States, Mexico and other Latin American jurisdictions, and if such Co-Borrower is a Foreign Co-Borrower, in Mexico and other Latin American jurisdictions, and

(ii) the fees and expenses of Lender's counsel incurred in the creation of the Loan Documents. "SUBSIDIARY" means, as to any person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership, limited liability company, or other entity, are at the time owned, or the management of which is otherwise controlled, directly or indirectly, through one or more intermediaries, or both, by such person. "DOMESTIC SUBSIDIARY" means a Subsidiary incorporated under the laws of the United States, one of the states of the United States, the District of Columbia, or any territory, possession or protectorate of the United States. "FOREIGN SUBSIDIARY" means a Subsidiary incorporated under the laws of any jurisdiction other than the laws of the United States, one of the states of the United States, the District of Columbia, or any territory, possession or protectorate of the United States. "DOMESTIC CO-BORROWER" means a Co-Borrower which is a Domestic Subsidiary of Telscape, and "FOREIGN CO-BORROWER" means a Co-Borrower which is a Foreign Subsidiary of Telscape. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of Telscape.

      (b) Lender, Telscape and each Co-Borrower acknowledge and agree that subject to compliance with the terms and conditions of this Agreement, Telscape may, and subject to the terms hereof is required to, (without the consent of any Co-Borrower) cause one or more additional Domestic and/or Foreign Subsidiaries of


          THE TERMS AND CONDITIONS ON PAGES 2 THROUGH 14 ARE A PART OF
                        THIS LOAN AND SECURITY AGREEMENT

==============================================   ===========================================
LENDER: NTFC CAPITAL CORPORATION                 TELSCAPE: TELSCAPE INTERNATIONAL, INC.

BY:                                              BY:

PRINT NAME:                                      PRINT NAME:

TITLE:                   DATE:                   TITLE:                   DATE:
==============================================   ===========================================

Telscape to become a Co-Borrower hereunder by executing a form of the annex to the Schedule of Borrowing Subsidiaries set forth as EXHIBIT A, as the case may be, and such additional Domestic Subsidiaries may thereafter borrow amounts hereunder to finance the acquisition of equipment which is, or is to be placed, in the United States, Mexico or other Latin American jurisdictions and such additional Foreign Subsidiaries of Telscape may thereafter borrow amounts hereunder to finance the acquisition of equipment which is, or is to be placed, in Mexico or other Latin American jurisdictions. The obligations of each Domestic Co-Borrower hereunder and under each Note evidencing amounts from time to time advanced hereunder to a Co-Borrower shall be joint and several obligations of Telscape and all Domestic Co-Borrowers. The obligations of each Foreign Co-Borrower hereunder and under each Note evidencing amounts from time to time advanced hereunder to a Foreign Co-Borrower shall be joint and several obligations of Telscape and all Co-Borrowers. Telscape and the Co-Borrowers agree that, prior to any additional Subsidiary of Telscape becoming a Co-Borrower hereunder, such Subsidiary and Telscape shall execute and deliver to Lender a form of the annex to the Schedule of Borrowing Subsidiaries, as the case may be, and if required by Lender cause the delivery of an opinion of legal counsel to Telscape and such additional Subsidiary dated the date of the execution of the form of the annex to the Schedule of Borrowing Subsidiaries in form and substance satisfactory to Lender and such other documents as the Lender may request, including but not limited to a certificate of a responsible officer of such additional Subsidiary as to the authority of such additional Subsidiary to execute, deliver and perform this Agreement and all Notes and as to the incumbency and signature of the officer or officers signing Borrowing Certificates and Notes.

      2. THE NOTES AND PAYMENT TERMS: Each advance of funds requested by a Borrowing Certificate (an "ADVANCE") executed by a Domestic Co-Borrower shall be evidenced by a Note in the form of EXHIBIT B, in each case satisfactory to the Lender, executed by Telscape and all Domestic Co-Borrowers representing the joint and several obligation of Telscape and all Domestic Co-Borrowers to pay the aggregate unpaid principal amount of the Note (plus any accrued interest thereon) until paid in full as provided below. Each Advance requested by a Borrowing Certificate (an "ADVANCE") executed by a Foreign Co-Borrower shall be evidenced by a Note in the form of EXHIBIT C, in each case satisfactory to the Lender, executed by Telscape and each Co-Borrower representing the joint and several obligation of Telscape and all Co-Borrowers to pay the aggregate unpaid principal amount of the Note, plus any accrued interest thereon, until paid in full as provided below. A Domestic Co-Borrower shall be jointly and severally liable for each Note executed by Telscape and other Co-Borrowers under this Agreement even if the Note is issued prior to the addition of such particular Domestic Co-Borrower as a Co-Borrower hereunder and such Domestic Co-Borrower is not a maker of the Note. A Foreign Co-Borrower shall be jointly and severally liable for each Note executed by Telscape and other Foreign Co-Borrowers under this Agreement even if the Note is issued prior to the addition of such particular Foreign Co-Borrower as a Co-Borrower hereunder and such Foreign Co-Borrower is not a maker of a Note. Each Co-Borrower acknowledges that an Event of Default under any Note issued under this Agreement shall constitute an Event of Default under all Notes issued hereunder. Each Note shall be dated the borrowing date for that Note and be stated to mature on the maturity date set forth in the Note (the "Maturity Date"). From the date of this Agreement to, but not including, January 1, 2000 (the "Interest Only Period") and except as otherwise provided herein, amounts owed hereunder and under each Note shall bear interest on the outstanding unpaid Principal Amount thereof at a floating rate per annum equal to the Floating Interest Rate. The Floating Interest Rate shall be automatically adjusted prospectively on the second business day of each Calendar Quarter based upon the 90 Day Commercial Paper Rate quoted in THE WALL STREET JOURNAL on the immediately preceding Business Day. If The Wall Street Journal should cease publication or fails to publish the 90 Day Commercial Paper Rate, the Lender shall designate a comparable reference rate for use in determining the Floating Interest Rate hereunder. Commencing January 1, 2000 (the "Conversion Date") and except as otherwise provided herein, amounts owed hereunder and under each Note shall bear interest on the outstanding unpaid Principal Amount thereof at the Fixed Interest Rate (the Fixed Interest Rate and the Floating Interest Rate are collectively referred to as the "Interest Rate"). Interest shall be compounded monthly and computed on the basis of a year of 360 days for the actual days elapsed. In computing interest on any Note, the borrowing date shall be included and the date of payment excluded. Interest shall accrue on the principal amount outstanding on each Note at the Interest Rate and shall be payable, in arrears, on each Payment Date as provided below. For Payment Dates after the date hereof through and including January 1, 2000, a Payment Amount of interest only shall be payable, in arrears, on each Payment Date. Commencing with the first Payment Date after the expiration of the Interest Only Period and continuing on each immediately successive Payment Date thereafter through and including the Maturity Date and except as otherwise provided herein, a Payment Amount of principal and interest under each Note shall be payable in twenty equal payments of principal and interest, as set forth in that Note. The Payment Amount of principal and interest shall be calculated as twenty equal consecutive quarterly installments of principal and interest sufficient to pay the Note in full with the final payment on the Maturity Date, provided, however, the final (twentieth (20th)) payment shall be in an amount equal to all outstanding principal hereunder, plus all accrued and unpaid interest and all other unpaid charges hereunder. Each Borrower and Lender understand that this payment schedule is intended to amortize fully the principal amount of the Note and any other principal and interest amounts outstanding will be added to the final payment on the Maturity Date. In any event, the entire outstanding principal amount of the Note and all accrued but unpaid interest and all other outstanding amounts due thereunder shall be paid on the Maturity Date. A Payment Date shall be the first day of each Calendar Quarter, commencing on April 1, 1999) and continuing thereafter so long as any amounts are owed to the Lender under such Note. If a Payment Date is not a business day, the Payment Date shall be on the first business day following the nonbusiness day, and interest thereon shall be payable at the rate in effect during such extension. Each payment shall be credited first to accrued and unpaid interest and the balance to the Principal Amount (provided that in any event the entire Principal Amount of the Note then outstanding together with any accrued and unpaid interest shall be paid on the final Payment Date, which shall be the Maturity Date). The Lender is authorized to endorse the date and amount of each Advance and each payment of the Principal Amount and interest with respect to the Note on the schedule annexed to and constituting a part of the Note, which endorsement shall constitute prima facie evidence of the accuracy of the information endorsed.

      All payments shall be made in lawful money of the United States of America in immediately available funds and without set off or counterclaim to the Lender or any subsequent assignee of a Note.

      Notwithstanding the foregoing, if Telscape or any Co-Borrower shall fail to pay within ten (10) days after when due any part of the Principal Amount, interest or any other amount payable hereunder or under the Note, such amount shall bear interest at a rate per annum that is three percent (3%) higher than the Interest Rate from the due date until such overdue Principal Amount, interest, or other amounts are paid in full (before and after judgment) whether or not any notice of default in the payment thereof has been delivered.

      Notwithstanding any provision of this Agreement, it is the intent of the Lender, Telscape and each Co-Borrower that the Lender, or any subsequent holder of a Note, shall never be entitled to receive, collect, reserve or apply, as interest, any amount in excess of the maximum lawful rate of interest permitted to be charged by applicable law, as amended or enacted from time to time. In the event the Lender, or any subsequent holder of a Note, ever receives, collects, reserves or applies as interest, interest in excess of the then maximum lawful rate of interest, such amount which would be excessive interest shall be deemed a partial prepayment of the Principal Amount and treated hereunder as such, or, if the principal Indebtedness, defined in Section 6 hereof, evidenced thereby, and all other amounts due are paid in full, any remaining excess funds shall immediately be paid to the appropriate Co-Borrower. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the maximum lawful rate of interest, each Co-Borrower and the Lender shall, to the maximum extent permitted under applicable law, (a) exclude voluntary prepayments and the effects thereof as it may relate to any fees charged by the Lender, and
(b) amortize, prorate, allocate and spread, in equal parts, the total amount of interest throughout the entire term of the Indebtedness; provided that if the Indebtedness is paid in full prior to the end of the full contemplated term hereof, and if the interest received over the actual period of existence hereof exceeds the maximum lawful rate of interest, the Lender or any subsequent holder of a Note shall refund to the appropriate Co-Borrower the amount of such excess, and in such event shall not be subject to any penalties provided by any laws for contracting for, charging, reserving, collecting or receiving interest in excess of the maximum lawful rate of interest.

      3. PROCEDURES FOR BORROWING: Telscape and a Co-Borrower shall give Lender at least five (5) business days notice of the intention to borrow amounts hereunder to finance the acquisition by such Co-Borrower of equipment which is, or is to be placed in, jurisdictions within the United States and at least thirty (30) business days notice of the intention to borrow amounts hereunder to finance equipment which is, or is to be placed, in Mexico or other Latin American jurisdictions, by issuing and delivery to Lender a Borrowing Certificate executed by Telscape and the Co-Borrower which is to acquire the equipment to be financed with the proceeds of the Advance, in a form and substance satisfactory to Lender, specifying the business day on which the borrowing is to be made and the amount of the borrowing and attaching thereto the applicable purchase order issued by such Co-Borrower and related invoice from the Supplier which is to be paid by Lender with the proceeds of the loan. On the borrowing date specified in the Borrowing Certificate, providing that all conditions precedent have been satisfied, Lender shall transmit the borrowed funds to an account maintained by and in the name of Supplier. The aggregate principal amount of each borrowing shall be not less than $25,000. Lender shall not be required to make Advances more than twice per calendar month.

      4. PLACE OF PAYMENT: The Principal Amount, interest and fees, if any, shall be payable at 501 Corporate Centre Drive, Suite 600, Franklin, Tennessee 37067, or such other place as may be designated, from time to time in writing, by Lender or any subsequent holder.

      5. PREPAYMENT: (a) Beginning thirty (30) business days after the date of each Advance evidenced by a Note, a Co-Borrower may, at its option but subject to the satisfaction of the requirements of the next sentence, at any time and from time to time, prepay such Advance, in whole or in part, upon at least (30) business days prior written notice to Lender specifying the date and amount of prepayment in a minimum amount of $50,000 (unless the outstanding balance of the Note is less than $50,000 then the payment shall be the balance). Any such prepayment occurring during the first, second and third years after the date of such Advance shall be subject to a prepayment premium equal to a percentage of the amount being prepaid as follows: three percent (3%) if the prepayment is made during the first year following the date of such Advance; two percent (2%) if the prepayment is made during the second year following the date of such Advance; one percent (1%) if the prepayment is made during the third year following the date of such Advance; and zero percent (0%) if the prepayment is made after the third year following the date of such Advance.

      (b) If (i) a Co-Borrower is unable to satisfy the conditions of Section 11(l)(ii) or (iii) due to the intended movement of Collateral to or within a jurisdiction in Latin America other than Mexico and (ii) no Event of Default, or condition or event which with the passage of time and/or giving of notice would constitute an Event of Default, under this Agreement has occurred and is continuing, then such Co-Borrower may, upon at least (30) business days prior written notice to Lender specifying the date and amount of prepayment, prepay without prepayment premium principal amounts owed hereunder in an amount equal to the principal amount advanced hereunder by Lender to finance the acquisition of such Collateral, and obtain a release, at the sole expense of such Co-Borrower, of any lien, security, trust or other ownership interest of the Lender on such Collateral, provided that (x) the amount of prepayments under this Section 5(b) by all Co-Borrowers may not to exceed $150,000 in the aggregate within any twelve month period, and (y) as a condition to the exercise by a Co-Borrower of this right of prepayment, the Lender may require such Co-Borrower, at the sole expense of such Co-Borrower, to execute and deliver (or cause the execution and delivery of) such certificates and modifications or amendments to existing agreements or the execution of replacement agreements as Lender may reasonably request to assure the compliance by such Co-Borrower with the conditions to this right of prepayment and to assure that the release of any lien or security interest does not adversely affect Lender's rights on all remaining Collateral. The payment made under this Section shall be in lieu of, and not in addition to, the payment made under paragraph (a).

      6. SECURITY INTEREST: OBLIGATIONS SECURED: Each Domestic Co-Borrower (as debtor) hereby assigns as collateral and grants to Lender (as secured party), as security for all of the Indebtedness, and each Foreign Co-Borrower (as debtor) hereby assigns as collateral and grants to Lender (as secured party), as security for the Foreign Co-Borrower Indebtedness, a continuing security interest in and to, all of such Co-Borrower's right, title and interest in and to the property and the property rights described in Section 7 hereof, whether now owned or hereafter acquired or arising, wherever located, together with all substitutions therefor and all accessions, replacements and renewals thereof, and in all proceeds and products thereof (collectively, the "COLLATERAL") . "INDEBTEDNESS" means all Domestic Co-Borrower Indebtedness and Foreign Co-Borrower Indebtedness. "FOREIGN CO-BORROWER INDEBTEDNESS" means all indebtedness, liabilities and obligations to Lender of all Foreign Co-Borrowers, of any class or nature, whether arising under or in connection with this Agreement, and/or the other Loan Documents or otherwise, whether now existing or hereafter incurred, direct or indirect, absolute or contingent, secured or unsecured, matured or unmatured, joint or several, whether for principal, interest, fees, expenses, lease obligations, indemnities or otherwise, including, without limitation, future advances of any sort, including all future advances made by Lender for taxes, levies, insurance and/or repairs to or maintenance of the Collateral, the unpaid principal amount of, and accrued interest owed by the Foreign Co-Borrowers on the Notes, and any expenses of collection or protection of Lender's rights, including reasonable attorneys' fees. "DOMESTIC CO-BORROWER INDEBTEDNESS" means all indebtedness, liabilities and obligations to Lender of Telscape or any Domestic Co-Borrower, of any class or nature, whether arising under or in connection with this Agreement and/or all other documents, instruments, agreements and certificates evidencing or securing any advance hereunder or any obligation for the payment or performance thereof and/or executed and delivered in connection with any of the foregoing (the "LOAN DOCUMENTS") or otherwise, whether now existing or hereafter incurred, direct or indirect, absolute or contingent, secured or unsecured, matured or unmatured, joint or several, whether for principal, interest, fees, expenses, lease obligations, indemnities or otherwise, including, without limitation, future advances of any sort, all future advances made by Lender for taxes, levies, insurance and/or repairs to or maintenance of the Collateral, the unpaid principal amount of, and accrued interest owed by the Domestic Co-Borrowers on the Notes, and any expenses of collection or protection of Lender's rights, including reasonable attorneys' fees.

      7. DESCRIPTION OF COLLATERAL: The Collateral includes, and each Co-Borrower hereby grants Lender a security interest in, all such Co-Borrower's presently existing or hereafter acquired right, title and interest in, and to
(a) the equipment, fixtures, and other property identified in a Borrowing Certificate pursuant to which Lender advances funds hereunder (such collateral description in Borrowing Certificates are collectively referred to as the "Collateral Schedule") or otherwise acquired or financed directly or indirectly with loan proceeds from Lender (including, without limitation, hardware and software, components, parts, wiring, cabling and associated electronics) and any and all replacements of or substitutions for any of the foregoing, together with all additions, attachments, components, parts, accessions, improvements, and upgrades forming an integral part thereof, and all accessories installed thereon or affixed thereto; and (b) to the extent not otherwise included, all proceeds of the foregoing, including without limitation, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to Co-Borrower from time to time with respect to any of the Collateral; (ii) any and all payments (in any form whatsoever) made or due and payable to any Co-Borrower from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority); (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral; and (iv) any and all cash proceeds and non-cash proceeds in the form of equipment, inventory, accounts, general intangibles, chattel paper or other proceeds with respect to any of the Collateral (collectively, "Proceeds"). The Collateral Schedule is incorporated in and made a part of this Agreement. Collateral may be released from the Collateral Schedule and the security interests described herein only pursuant to
Section 10 hereof.

      8. REPRESENTATIONS AND WARRANTIES: In order to induce the Lender to enter into this Agreement and to make the loans contemplated herein, each of Telscape and each Co-Borrower represents and warrants that on the date of each Note's execution and until payment in full of the indebtedness:

      (a) Each of Telscape and each Co-Borrower (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it was formed; (ii) has the power and legal authority to own or lease and operate its property and to carry on its business as now being conducted; (iii) is properly licensed, in good standing and duly qualified to do business in every jurisdiction where necessary; (iv) has the power and authority and the legal right to make, deliver and perform this Agreement and each Note to which it is a party and to borrow hereunder and has received all necessary authorization from its directors or partners, as applicable, to execute, deliver and perform this Agreement, the Notes to which it is a party and any related documents to be delivered pursuant to this Agreement, and (v) the Co-Borrowers are, and will remain, Subsidiaries of Telscape for so long as such Subsidiary remains obligated to Lender hereunder.

      (b) The person executing this Agreement and each Note on behalf of each Co-Borrower has been given the authority to bind Telscape and each Co-Borrower, and this Agreement and all Notes executed by or on behalf of a Co-Borrower constitute legally binding and enforceable obligations of such Co-Borrower and, with respect to the Agreement, Telscape.

      (c) The execution, delivery and performance of this Agreement and any Note will not violate Telscape's or any Co-Borrower's charter, bylaws, partnership agreement or other organizational papers, or any law, agreement or undertaking to which Telscape or any Co-Borrower is a party, or by which Telscape or any Co-Borrower is bound or affected.

      (d) All required consents relative to the execution, delivery, and performance of this Agreement and the Notes have been obtained, including any required of the Federal Communications Commission, the Commerce Commission for any state or other jurisdiction in which Telscape or any Co-Borrower is operating ("PC") or any other governmental authority.

      (e) All information, reports and other papers and data with respect to Telscape and each Co-Borrower (other than projections) furnished to the Lender by Telscape or a Co-Borrower at any time prior to the date hereof, were, to the best knowledge of Telscape and such Co-Borrower at the time the same were furnished, true and correct in all material respects, or have been subsequently supplemented by other information, reports or other papers or data, to the extent necessary to give the Lender a true and accurate knowledge of the subject matter thereof in all material respects; and all projections with respect to Telscape and any Co-Borrower furnished by Telscape or a Co-Borrower, as supplemented, were prepared or presented in good faith by Telscape or a Co-Borrower and had a reasonable basis. No fact is known to Telscape or any Co-Borrower which materially and adversely affects the business, operations, assets (taken as a whole), or financial condition of Telscape or any Co-Borrower which has not been set forth in the financial statements provided to Lender in connection with this Agreement or in such information, reports, papers and data, or otherwise disclosed in writing to the Lender prior to the first borrowing date relative to the initial loan made hereunder. All financial statements have been prepared in accordance with GAAP applied consistently throughout the period involved.

      (f) There have been no material adverse changes in Telscape's consolidated financial position since the date of the financial statements provided to Lender in connection with the credit approval of Telscape relative to this Agreement.

      (g) There is no litigation, investigation or proceeding threatened or pending against Telscape or any Co-Borrower or against any of its assets or revenues which, if decided adversely, would have a material adverse effect upon Telscape's consolidated financial condition or its business, operations or assets (taken as a whole).

      (h) Each Co-Borrower is the sole owner of and has good and marketable title to each item of Collateral (or will have at the time such Co-Borrower acquires rights in the Collateral hereafter arising), free and clear of all security interests, claims, liens, and encumbrances except as granted to Lender. Lender has a fully-perfected first priority lien on, and security interest in, all right, title and interest of each Co-Borrower in the US Collateral enforceable against such Co-Borrower and third parties.

      (i) Neither Telscape nor any Co-Borrower is in default under any agreement, mortgage, note, security agreement or other documents to which it is a party or by which it, or any of its property, is bound in any respect which could be materially adverse to the business, operations, assets or financial condition of Telscape on a consolidated basis, or which could materially adversely affect the ability of Telscape or any Co-Borrower to perform its obligations under this Agreement.

      (j) Telscape and each Co-Borrower have paid all taxes due, except such taxes as are being contested in good faith and against which Telscape has set up reserves satisfactory to the Lender.

      (k) Neither Telscape nor any Co-Borrower is engaged nor will any engage principally, or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" within the respective meaning of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System as now, and from time to time, hereafter in effect. No part of the proceeds of any loan will be used for "purchasing" or "carrying" "margin stock" as so defined or for any purpose which violates, or which would be inconsistent with, the provisions of the regulations of such Board of Governors.

      (l) Neither Telscape nor any Co-Borrower is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940 as amended.

      (m) Neither Telscape nor any Co-Borrower is in violation of any federal or state law, rule or regulation or determination of an arbitrator, court or other governmental authority, in each case applicable or binding upon Telscape or such Co-Borrower or any of its properties or to which Telscape or such Co-Borrower or any of its properties are subject, in each case which individually or in the aggregate would have a material adverse effect on the rights of the Co-Borrower or Lender in the Collateral or Telscape's consolidated financial condition or operations or assets taken as a whole.

      (n) There is no event which is, or with notice or lapse of time, or both, would be an Event of Default as defined in Section 14 of this Agreement.

      (o) A Purchase Agreement has been duly executed and delivered by the Co-Borrower and the Supplier with respect to the Collateral for which proceeds of an Advance are being requested by such Co-Borrower and will be in full force and effect on the date of such Note.

      (p) Telscape is reviewing its operations and those of its Subsidiaries with a view to assessing whether its business (together with the businesses of its Subsidiaries on a consolidated basis), will be vulnerable to a Year 2000 Problem or will be vulnerable to the effects of a Year 2000 Problem suffered by any major commercial customers of Telscape or of any of its Subsidiaries, and based upon this preliminary review has a reasonable basis to believe that no Year 2000 Problem will cause a material adverse effect to Telscape on a consolidated basis. For purposes of this Agreement, "Year 2000 Problem" means any significant risk that computer hardware, software or equipment containing embedded microchips essential to the business or operations of Telscape or any other Co-Borrower will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively and reliably as in the case of times or time periods occurring before January 1, 2000, including the making of leap year calculations.

      (q) Each Subsidiary of Telscape (other than Telereunion, Inc. and Interlink Communications, Inc.) is a signatory to the Schedule of Borrowing Subsidiaries attached hereto and forming a part hereof, and a Co-Borrower hereunder.

      9.    CONDITIONS PRECEDENT:

      (a) INITIAL LOAN. The obligation of the Lender to make the initial loan on the first borrowing date shall be subject to the fulfillment prior to or contemporaneously with the making of such loan of the following conditions precedent:

            (i) The Lender shall have received an opinion of legal counsel to Telscape and each Co-Borrower as of such date, dated the first borrowing date, in a form and substance satisfactory to Lender.

            (ii) Lender shall have received a certificate of a responsible officer of Telscape and each Co-Borrower as of such date, dated the first borrowing date, as to the authority of such Co-Borrower(s) to execute, deliver and perform this Agreement and all Notes.

            (iii) The Lender shall have received a certificate of a responsible officer of Telscape and each Co-Borrower as of such date, dated the first borrowing date, as to the incumbency and signature of the officer or officers signing the Agreement, the Notes and any other certificate or other documents to be delivered pursuant thereto, together with evidence of the incumbency of such responsible officer.

            (iv) The Lender shall have received copies of all consolidated financial statements of Telscape as required by Lender.

      (B) ALL LOANS. The obligation of the Lender to make any loan (including the initial loan) to be made by it on any borrowing date is subject to the satisfaction of the following conditions precedent:

            (i) The Lender shall have received a Note conforming to the requirements hereof, and fully executed by the Co-Borrower which is requesting the Advance evidenced thereby.

            (ii) The representations and warranties made by Telscape and each Co-Borrower in this Agreement and in each Borrowing Certificate shall be correct in all material respects on and as of such borrowing date and after giving effect to the loan to be made on such borrowing date.

            (iii) No Event of Default or event or condition which with notice or passage of time or both would constitute an Event of Default shall have occurred and be continuing on such borrowing date or after giving effect to the loan to be made on such borrowing date.

            (iv) The Lender shall have received a Borrowing Certificate, dated such borrowing date for such loan, satisfying the requirements of Section 3.

            (v) Except where waived by Lender in the exercise of its reasonable discretion, the Lender shall have received the waiver of liens and consent of the real estate lessors of the Co-Borrower, and of such other persons as the Lender shall deem desirable, to facilitate the removal by the Lender, upon the occurrence of an Event of Default, of all items of US Collateral which are or were personalty where first located on any real property that is subject to any real estate leases and/or mortgages, such waivers of liens and consents to be in form and substance satisfactory to the Lender and its counsel.

            (vi) Telscape and all existing the Co-Borrowers shall have (1) executed and delivered to Lender all documents (including, without limitation, financing statements) necessary to create in favor of Lender a first-priority perfected security interest in, and lien on, Collateral located in the United States ("US Collateral") with evidence of any necessary filing, registration or recordation of such documents, the payment of recording, stamp or other taxes measured by indebtedness or otherwise required as a result of filing, registration or recordation of such documents and searches confirming the absence of any other liens or security interests thereon, and (2) with respect to jurisdictions in the United States for which Lender has not previously received an opinion of counsel covering its security interests in the US Collateral, delivered an opinion of counsel to the applicable Co-Borrower(s), dated the date of such Advance, in form and substance satisfactory to Lender to the effect that the lien and security interest of Lender on such US Collateral constitutes a perfected security interest in favor of Lender.

            (vii) The Co-Borrowers shall have (1) executed and delivered to Lender, if requested to do so by Lender, all trust documents requested by Lender, together with such ancillary documents reasonably requested by Lender, for Collateral located in Mexico which is enforceable against such Co-Borrower and third parties ("Mexican Collateral"), together with evidence of (x) any necessary filing, registration or recordation of such documents, (y) the payment of any recording, stamp or other taxes measured by indebtedness or otherwise required as a result of any filing, registration or recordation of such documents and (z) to the extent available, the absence of any other liens or security interests on such Mexican Collateral, and (2) delivered an opinion of counsel to the applicable Co-Borrower(s), dated the date of such Advance, in form and substance satisfactory to Lender to the effect that the documents have been validly executed and delivered by, and are binding and enforceable upon, the applicable Co-Borrower(s) and do not conflict with the applicable Co-Borrower's organizational documents, material contracts or applicable law.

            (viii) All proceedings and all other documents and legal matters in connection with the transactions contemplated by the Agreement shall be satisfactory in form and substance to the Lender and its counsel.

      (C) ALL LOANS FINANCING COLLATERAL IN LATIN AMERICAN JURISDICTIONS OTHER THAN MEXICO. The obligation of the Lender to make any loan (including the initial loan) to be made by it on any borrowing date financing Collateral in, or to be placed in, Latin American jurisdictions other than Mexico is subject to the satisfaction of the following conditions precedent, in addition to the conditions for all loans and the initial loan set forth herein:

            (i) For any Advance which is to finance Collateral in, or to be placed in, a jurisdiction in Latin America other than Mexico and Advances financing Collateral in such jurisdiction, when aggregated with the proposed Advance, will exceed $150,000, Lender must be satisfied that a procedure or mechanism is available under the law of such jurisdiction for creating in favor of Lender a first-priority security interest in, lien on, or trust or comparable security or ownership interest in, Collateral located in such jurisdiction which is "perfected" or otherwise enforceable against such Co-Borrower and third parties; and Co-Borrower shall have (A) (1) executed and delivered to Lender, if requested to do so by Lender, all documents reasonably requested by Lender for the purpose of creating in favor of Lender a first-priority security interest in, lien on, or trust or comparable security or ownership interest in, Collateral located in such jurisdiction which is "perfected" or otherwise enforceable against such Co-Borrower and third parties, together with evidence of (x) any necessary filing, registration or recordation of such documents, (y) the payment of any recording, stamp or other taxes measured by indebtedness or otherwise required as a result of the execution or any filing, registration or recordation of such documents and (z) to the extent available, the absence of any other liens on or security or other adverse ownership interests in such Collateral, and (2) delivered an opinion of counsel to the applicable Co-Borrower(s), dated the date of such Advance, in form and substance satisfactory to Lender to the effect that the documents have been validly executed and delivered by, and are binding and enforceable upon, the applicable Co-Borrower(s) and do not conflict with the applicable Co-Borrower's organizational documents, material contracts or applicable law, or (B) made other arrangements for securing such Advance satisfactory to Lender in its sole discretion.

            (ii) For any Advance which is to finance Collateral in, or to be placed in, a jurisdiction in Latin America other than Mexico and Advances financing Collateral in Latin America other than Mexico, when aggregated with the proposed Advance, will exceed $450,000, Lender must be satisfied that a procedure or mechanism is available under the law of such jurisdiction for creating in favor of Lender a first-priority security interest in, lien on, or trust or comparable security or ownership interest in, Collateral located in such jurisdiction which is "perfected" or otherwise enforceable against such Co-Borrower and third parties; and Co-Borrower shall have (A) (1) executed and delivered to Lender, if requested to do so by Lender, all documents reasonably requested by Lender for the purpose of creating in favor of Lender a first-priority security interest in, lien on, or trust or comparable security or ownership interest in, Collateral located in such jurisdiction which is "perfected" or otherwise enforceable against such Co-Borrower and third parties, together with evidence of (x) any necessary filing, registration or recordation of such documents, (y) the payment of any recording, stamp or other taxes measured by indebtedness or otherwise required as a result of the execution or any filing, registration or recordation of such documents and (z) to the extent available, the absence of any other liens on or security or other adverse ownership interests in such Collateral, and (2) delivered an opinion of counsel to the applicable Co-Borrower(s), dated the date of such Advance, in form and substance satisfactory to Lender to the effect that the documents have been validly executed and delivered by, and are binding and enforceable upon, the applicable Co-Borrower(s) and do not conflict with the applicable Co-Borrower's organizational documents, material contracts or applicable law or (B) made other arrangements for securing such Advance satisfactory to Lender in its sole discretion.

      10. RELEASE OF COLLATERAL AND SALE OF SUBSIDIARY. (a) In the event a Note is paid in full, no Indebtedness remains outstanding under the Note and no Event of Default (or condition or event which with the passing of time or the giving of notice or both would constitute an Event of Default) has occurred and is continuing, Lender agrees to release, at the cost and expense (including reasonable attorneys' fees) of the obligors under such Note, that portion of Collateral acquired with the proceeds of the Note from the lien(s) and security interest(s) of this Agreement and the other Loan Documents, upon Lender's receipt from the obligors under such Note of a request and adequate documentation (including an itemized invoice of the Supplier) confirming that the Collateral to be released was acquired with the proceeds of the Note that has been paid in full.

      (b) For so long as no Event of Default (or condition or event which with the passing of time or the giving of notice or both would constitute an Event of Default) has occurred and is continuing, Telscape may with the prior written consent of Lender, such consent not to be unreasonably withheld, sell one or more Co-Borrowers and obtain a release, at Telscape's sole cost and expense (including reasonable attorneys' fees), from Lender of such Co-Borrower(s) from any liability under this Agreement. Telscape and the Co-Borrowers acknowledge that Lender may condition its consent on the repayment of all amounts advanced hereunder (together with any applicable prepayment premium) which have financed Collateral held by such Co-Borrower and the satisfaction of terms and conditions concluded appropriate by Lender in the exercise of its reasonable discretion to ensure that the sale of the Co-Borrower and the release of the Co-Borrower from liability hereunder will not adversely affect the Lender's rights hereunder or under the other Loan Documents or the likelihood of repayment of all amounts advanced hereunder. As a condition to the exercise of the right to sell a Co-Borrower and obtain the release of such Co-Borrower from any further liability under this Agreement, (i) Telscape must give prior written notice (the "Disposition Notice") to Lender of a pending transaction pursuant to which the Co-Borrower would cease to be a Subsidiary of Telscape (a "Divested Subsidiary"), which notice shall provide all material information about the terms and conditions of the transaction and the anticipated closing date, (ii) Telscape shall provide such other information about the proposed transaction as Lender may reasonably request, and (iii) in the event of any change to the terms of the proposed transaction from that disclosed to Lender, Telscape shall provide all material information about such new or changed terms to Lender. Lender must notify Telscape in writing whether it consents to the consummation of the transaction as described in the notice within thirty (30) business days of receipt of such Disposition Notice, provided if Lender has not received such additional information requested by it within such time to permit it to be duly considered or in the event of any change to the terms of the proposed transaction from that disclosed to Lender, Lender shall have an additional reasonable amount of time to consider (or in the event it has already given its response) to reconsider whether to consent to the proposed transaction based upon the additional and/or updated information. Any consent of Lender to such transaction may be subject to the absence of any material adverse change between the date of the consent and the consummation of the transaction.

      11. AFFIRMATIVE AND FINANCIAL COVENANTS: Each of Telscape and each Co-Borrower (with respect to itself and its business, property and Collateral) warrants, covenants and agrees that from the Agreement date and until performance and payment in full of the Indebtedness, it will:

      (a) (i) Furnish to Lender as soon as available, but in any event within one hundrd twenty (120) days after the end of each fiscal year of Telscape, a copy of the consolidated balance sheet of Telscape as of the end of such year and the related statements of operations and cash flows for such year, setting forth in each case in comparative form, the figures for the previous year audited by independent certified public accountants satisfactory to Lender. The financial statements shall be complete and correct in all material respects, be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein (except as approved by such accountants or a responsible officer, as the case may be, and disclosed therein), and be accompanied by an opinion satisfactory to Lender of such independent certified public accountants.

      (ii) Within forty-five (45) days after the end of each fiscal quarter, Borrower shall furnish to Lender (i) unaudited consolidated statements of income, statements of cash flow and retained earnings for Borrower for such period and for the period from the beginning of Borrower's then current fiscal year to the end of such period, and an unaudited consolidated balance sheet of Borrower as of the end of such period, all in reasonable detail and certified by a Responsible Officer of Borrower as presenting fairly the financial position of Borrower as of the end of such period and the results of its operations and the changes in its financial position for such period, in conformity with GAAP (except for accompanying notes thereto), subject to year-end audit adjustments, and (ii) upon Lender's request, an aging of accounts payable and aging of accounts receivable.

      (b) Furnish to Lender, concurrently with the delivery of the financial statements referred to in subsection (a) hereof, a certificate of a responsible officer of Telscape and each Co-Borrower stating that, to the best of such officer's knowledge, Telscape and each Co-Borrower, during such period, has observed or performed all of its covenants and other agreements, and satisfied every condition contained in this Agreement and in the Notes to be observed, performed or satisfied by it, and that such officer has obtained no knowledge of any Event of Default except as specified in such certificate.

      (c) Promptly upon receipt thereof, furnish to Lender one copy of each written financial audit report submitted to Telscape by independent accountants resulting from any annual, interim or special audits made by them of Telscape's books.

      (d) Furnish to Lender copies of all financial statements and material reports which Telscape or any Co-Borrower may make to, or file with, the Securities and Exchange Commission or any successor.

      (e) Pay promptly when due all taxes, assessments, governmental charges, claims for labor, supplies, rent and other obligations, which, if unpaid, might become a lien against the Collateral or Telscape's or any Co-Borrower's other assets, except liabilities (i) being contested in good faith and by appropriate proceedings, which proceedings do not involve any danger of the sale, forfeiture or loss of the Collateral or any interest therein or a material part of Telscape's or such Co-Borrower's other assets, and (ii) against which Telscape has set up reserves satisfactory to the Lender.

      (f) Comply with all applicable laws, statutes, orders, rules, regulations, and directions applicable to Telscape and each Co-Borrower and the Collateral or any part thereof or operation of Telscape's or such Co-Borrower's business, except where the failure to comply will not have a material adverse effect on the value of the Collateral or the operations of Telscape on a consolidated basis; provided that Telscape or such Co-Borrower may contest any such statutes, orders, rules, regulations, and directions in any reasonable manner which will not, in Lender's opinion, adversely affect Lender's rights or Telscape's financial condition, business or operations or the priority of any lien or security interest in the Collateral.

      (g) Maintain and preserve in full force and effect all rights, privileges, licenses, and franchises applicable to Telscape and each Co-Borrower necessary for the orderly and efficient conduct of Telscape and each Co-Borrower's business as is now conducted including, without limitation, any licenses or authorizations required by the FCC or any other public utility commission or comparable regulatory agency (a "PUC") for the operation and maintenance of its present operations.

      (h) Perform and comply in all material respects with all obligations under the contracts and all other agreements to which it is a party or by which it is bound relating to the Collateral except where the failure to do so would not materially and adversely affect the value of the Collateral taken as a whole.

      (i) Advise Lender promptly, in reasonable detail (i) of any lien, security interest, encumbrance or claim made or asserted against any of the Collateral,
(ii) of any material change in the composition of the Collateral, and (iii) of the occurrence of any other event which would have a material adverse effect on the aggregate value of the Collateral, the security interest created hereunder, or on Telscape's or such Co-Borrower's financial condition, business, or operations.

      (j) (1) Maintain books, records and accounts which, in reasonable detail, accurately and fairly reflect its transactions and dispositions of its assets and maintain a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorization, (B) transactions are recorded as necessary (x) to permit preparation of financial statements in conformity with GAAP and (y) to maintain accountability for assets, (C) access to assets is permitted only in accordance with management's general or specific authorization and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences, and (2) prepare all financial statements required hereunder in accordance with GAAP consistently applied and in compliance with the regulations of any governmental regulatory body having jurisdiction over Co-Borrower or Co-Borrower's business and keep such books and records pertaining to its financial affairs and to the Collateral at Telscape's and the Co-Borrowers' address set forth above.

      (k) Permit Lender or its representatives, at all reasonable times, to inspect and copy Telscape's and each Co-Borrower's books and records pertaining to its financial affairs and to the Collateral;

      (l) Keep the Collateral at the original location of such Collateral as set forth in the Collateral Schedule and such principal place of business of each Co-Borrower at the address set forth above and not move any of the Collateral from such locations, or change the location of Co-Borrower's principal place of business without giving Lender at least thirty (30) days advance written notice of such change or move, and in connection with any change in location of Collateral or the principal place of business of any Co-Borrower, at its cost and expense, from time to time, at the written request of Lender, execute, deliver, file or record documents, agreements, instruments, certificates and (in connection with movements of Collateral or principal places of business between locations in the United States, Mexico, and/or other jurisdictions in Latin America) opinions to the effect that the documents, agreements or instruments have been validly executed and delivered by, and are binding and enforceable upon, the applicable Co-Borrower(s) and do not conflict with the applicable Co-Borrower's organizational documents, material contracts or applicable law (in such manner and form as Lender may reasonably require) in order to create, preserve, perfect, validate, satisfy, evidence or confirm the first priority perfected security interest in, lien on, or trust or comparable security or ownership interest in the Collateral, PROVIDED THAT notwithstanding the foregoing, Co-Borrower shall not be required to undertake execute, deliver, file or record such documents, agreements, instruments, certificates or opinions in connection with any such move of Collateral to or within any jurisdiction in Latin America other than Mexico, unless:

      (i) at the time of such change or move an Event of Default, or condition or event which with the passage of time and/or giving of notice would constitute an Event of Default, under this Agreement has occurred and is continuing;

      (ii) the Collateral is to be placed in a jurisdiction in Latin America other than Mexico and Advances financing Collateral in such jurisdiction, when aggregated with the Advance(s) made to finance the Collateral proposed to be moved to such jurisdiction, exceed $150,000, in which case as a condition precedent to such placement of Collateral in such jurisdiction (A) (1) Lender must be satisfied that a procedure or mechanism is available under the law of such jurisdiction for creating in favor of Lender a first-priority security interest in, lien on, or trust or comparable security or ownership interest in, Collateral located in such jurisdiction which is "perfected" or otherwise enforceable against such Co-Borrower and third parties; and (2) Co-Borrower shall have (I) executed and delivered (or caused to be executed and delivered) to Lender, if requested to do so by Lender, all documents reasonably requested by Lender for the purpose of creating in favor of Lender a first-priority security interest in, lien on, or trust or comparable security or ownership interest in, Collateral located in such jurisdiction which is "perfected" or otherwise enforceable against such Co-Borrower and third parties, together with evidence of (x) any necessary filing, registration or recordation of such documents, (y) the payment of any recording, stamp or other taxes measured by indebtedness or otherwise required as a result of the execution or any filing, registration or recordation of such documents and (z) to the extent available, the absence of any other liens on or security or other adverse ownership interests in such Collateral, and (II) delivered an opinion of counsel to the applicable Co-Borrower(s), dated the date of such Advance, in form and substance satisfactory to Lender to the effect that the documents have been validly executed and delivered by, and are binding and enforceable upon, the applicable Co-Borrower(s) and do not conflict with the applicable Co-Borrower's organizational documents, material contracts or applicable law, or (B) made other arrangements for securing the Advance(s) financing such Collateral satisfactory to Lender in its sole discretion; or

      (iii) the Collateral is to be placed in a jurisdiction in Latin America other than Mexico and Advances financing Collateral in jurisdictions in Latin America other than Mexico, when aggregated with the Advance(s) made to finance the Collateral proposed to be moved to such jurisdiction, exceed $450,000, in which case as a condition precedent to such placement of Collateral in such jurisdiction (A) (1) Lender must be satisfied that a procedure or mechanism is available under the law of such jurisdiction for creating in favor of Lender a first-priority security interest in, lien on, or trust or comparable security or ownership interest in, Collateral located in such jurisdiction which is "perfected" or otherwise enforceable against such Co-Borrower and third parties; and (2) Co-Borrower shall have
      (I) executed and delivered (or caused to be executed and delivered) to Lender, if requested to do so by Lender, all documents reasonably requested by Lender for the purpose of creating in favor of Lender a first-priority security interest in, lien on, or trust or comparable security or ownership interest in, Collateral located in such jurisdiction which is "perfected" or otherwise enforceable against such Co-Borrower and third parties, together with evidence of (x) any necessary filing, registration or recordation of such documents, (y) the payment of any recording, stamp or other taxes measured by indebtedness or otherwise required as a result of the execution or any filing, registration or recordation of such documents and (z) to the extent available, the absence of any other liens on or security or other adverse ownership interests in such Collateral, and (II) delivered an opinion of counsel to the applicable Co-Borrower(s), dated the date of such Advance, in form and substance satisfactory to Lender to the effect that the documents have been validly executed and delivered by, and are binding and enforceable upon, the applicable Co-Borrower(s) and do not conflict with the applicable Co-Borrower's organizational documents, material contracts or applicable law) or (B) made other arrangements for securing the Advance(s) financing such Collateral satisfactory to Lender in its sole discretion.

      (m) Keep the Collateral in good repair and operating condition, ordinary wear and tear excepted and permit Lender or its representatives at all times, upon reasonable notice, to enter into and upon any premises where any of the Collateral is located for the purpose of inspecting it, observing its use or otherwise protecting its interest therein.

      (n) If any Collateral, in whole or in part, shall be lost, stolen or destroyed or damaged, or is taken in any condemnation or similar proceeding by a governmental authority (any such Collateral is referred to as the "Affected Collateral"), promptly and fully notify Lender and (i) immediately place the Affected Collateral in good condition and working order, or (ii) replace the Affected Collateral with one of like value which is in good repair, condition, and working order, and grant a first priority perfected security interest in, lien on, or trust or comparable security ownership interest in such substitution to the same extent that Lender had (or was required to have) in the Affected Collateral, or (iii) prepay Lender, without prepayment premium, loans in an amount equal to the value of such Affected Collateral.

      (o) At its cost and expense, from time to time, at the written request of Lender, execute, deliver, file or record documents, agreements and instruments (in such manner and form as Lender may reasonably require) in compliance with or to accomplish the covenants and agreements of Telscape and each Co-Borrower in this Agreement; in order to create, preserve, perfect, validate or satisfy the security interest in, lien on, or trust or comparable security ownership interest in the Collateral granted or required hereby, but in each case subject to the conditions to such requirements as set forth elsewhere herein; or to enable Lender to exercise and enforce its rights hereunder. Each Co-Borrower also hereby authorizes Lender to file any such financing statement or amendment thereto, without the signature of the Co-Borrower, or with a copy or telecopy of the Co-Borrower's signature, to the extent permitted by applicable law, or during upon the occurrence and during the continuance of an Event of Default hereunder to execute any financing statement or amendment thereof on behalf of each Co-Borrower as each Co-Borrower's attorney-in-fact.

      (p) Telscape shall take all actions necessary and commit adequate resources to assure that computer-based and other systems of Telscape and its Subsidiaries are able to process dates effectively, including dates before, on and after January 1, 2000, without experiencing any Year 2000 Problem that could cause a material adverse effect to the consolidated financial results of Telscape. At the reasonable request of Lender, Telscape will provide Lender with assurances and substantiations (including but not limited to the results of internal and external audit reports prepared in the ordinary course of business) reasonably acceptable to Lender that Telscape and its Subsidiaries is taking all reasonable actions to assure the future conduct of its and their businesses and operations before, on and after January 1, 2000 without experiencing a Year 2000 Problem causing a material adverse effect.

      (q) Furnish to Lender such additional information or documents, certificates, reports and agreements regarding Telscape or such Co-Borrower, its financial condition or the Collateral, as Lender may reasonably request.

      (r) Cause each Subsidiary of Telscape formed or acquired after the date hereof to become a Co-Borrower hereunder in conformity with the requirements of
Section 1(b).

      (s) Use its best efforts to cause Interlink Communications, Inc. to become a Co-Borrower hereunder on or before June 1, 1999 in conformity with the requirements of Section 1(b).

      (t) Each of Telscape and the Co-Borrowers agrees that it will obtain Lender's prior written consent before using or generating any press release, advertisement, publicity materials or other publication in which the name or logo of Lender or any of its affiliates is used or may be reasonably inferred, and will not distribute any such materials in the absence of such prior written approval.

      (u) (i) During the term of this Agreement, unless Lender shall otherwise consent in writing, Telscape shall comply with the financial covenants set forth on EXHIBIT D:

            (ii) All accounting and financial terms herein shall be deemed to include references to consolidated and consolidating principles. Covenants, representations and agreements with respect to Telscape and its properties and activities shall be deemed to refer to Telscape and the Co-Borrowers collectively. The following words and terms shall have the following meanings unless the context otherwise clearly requires:

            "BOOK CAPITALIZATION": the sum of common stock, additional paid in capital, retained earnings, treasury stock and Debt subordinated to the payment of other Debt of Telscape to the satisfaction of Lender.

            "DEBT": of any person means, without duplication, (a) all items of indebtedness or liability which in accordance with generally accepted accounting principles, consistently applied, would be included in determining total liabilities as shown on the liablity side of a balance sheet as of the date as of which indebtedness is to be determined, (b) indebtedness or other liablilities secured by any mortgage, security agreement, pledge, or lien existing on or encumbering property owned by such person, whether or not the indebtedness or other liabilities secured thereby shall have been assumed by such person, (c) all indebtedness of such person (i) which such person has directly or indirectly guaranteed, endorsed (otherwise than for collection or deposit in the ordinary course of business), discounted with recourse, agreed (contingently or otherwise) to purchase or repurchase or otherwise acquire, (ii) in respect of which such person has agreed to supply or advance funds (whether by way of loan, purchase of securities or capital contribution, through a commitment to pay for property or services regardless of the nondelivery of such property or the nonfurnishing of such services or othewise), or (iii) in respect of which such person has otherwise become directly or indirectly liable, and (d) all obligations of such person under any now or hereafter existing interest swap or hedge agreements (net of any amounts owed to that person under any such swap or hedge agreements).

            "DEBT SERVICE": for any period of Telscape being measured, the sum of all amortized principal and interest payments that Telscape is required to make during such period on account of all of its Debt including, without limitation, (a) amounts due during such period on account of capitalized leases, (b) the then current portion of any long-term Debt of Telscape calculated in accordance with GAAP, (c) amounts due on short-term Debt of Telscape, and (d) amounts due under this Loan Agreement and the Notes.

            "EBITDA": for any fiscal period, Telscape's actual operating earnings from ongoing operations and before interest, taxes, depreciation and amortization for such fiscal period.

      12. NEGATIVE COVENANTS: Until payment in full of the indebtedness, each of Telscape and each Co-Borrower covenants that it will not directly or indirectly;

      (a) Sell, lease, assign, transfer, pledge, create, or permit a security interest in, or otherwise encumber any of the Collateral, or any of its rights therein, or permit any levy, lien or encumbrance thereon in favor of anyone other than Lender, provided that a Co-Borrower may remove any expansion, modification or add-ons to Collateral if (i) such expansion, modification or add-on is not a replacement of or substitution for Collateral, (ii) such expansion, modification or add-on was not financed with an Advance, and (iii) immediately after such removal, the Collateral at issue (including equipment, software and operating systems) has a level of functionality equal to or better than existing immediately prior to the initiation of the expansion, modification or add-on and is in good repair and operating condition, ordinary wear and tear excepted.

      (b) Use, or permit the Collateral to be used, for any unlawful purpose or in violation of any law, statue or ordinance if the effect of such use is to materially and adversely affect the Collateral or the Lender's rights therein or the operations of Telscape on a consolidated basis.

      (c) Permit the Collateral to become part of, or be affixed to, any real property without first assuring, to the reasonable satisfaction of Lender, that Lender's security interest will be prior and senior to any interest or lien then held, or thereafter acquired, by any mortgagee of such real property or the owner or purchaser of any interest therein.

      (d) Permit the Collateral to comprise a part of any Co-Borrower's inventory.

      (e) Permit anything to be done that may impair the value of any of the Collateral or the security intended to be afforded by this Agreement, if the effect of such impairment has a material adverse effect on the value of the Collateral, either individually or in the aggregate, or the security intended to be afforded by this Agreement.

      (f) Dispose of any part of the Collateral without the express prior written consent of Lender.

      (g) Change its name or change its structure in any material way without giving Lender at least thirty (30) days advance written notice thereof.

      (h) Engage in any business activities or operations substantially different from or unrelated to Telscape's or such Co-Borrower's present business activities and operations.

      (i) Permit any Change in Control of Telscape to take place without Lender's prior written consent. A "Change in Control" of Telscape shall be deemed to have occurred upon any change in the direct or indirect control of, or the ability or right to control, a majority of the voting shares of any class of securities or ownership rights in Telscape or in the right and/or the power to control the election of the board of directors of Telscape.

      (j) Permit any Co-Borrower to no longer be a Subsidiary of Telscape without the prior written consent of Lender, such consent not to be unreasonably withheld.

      (k) Enter into or become the subject of, any transaction of merger, acquisition or consolidation or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or any substantial part of Telscape's or any Subsidiary's business or assets, whether now owned or hereafter acquired, without the prior written consent of Lender, such consent not to be unreasonably withheld.

      (l) Make any distribution of earnings or capital to any owner of any stock or other ownership interest in Telscape or in any Subsidiary of Telscape (other than to Telscape or to any Co-Borrower), or any redemption of stock or other ownership interests in Telscape or in any Subsidiary of Telscape, either directly or indirectly, whether in cash or property or in obligations of Telscape or any Subsidiary of Telscape.

      (m) Sell any asset with a value of $500,000 individually or assets with a value of $500,000 in the aggregate (whether in one transaction or as part of a series of related transactions), unless (i) the consideration to Telscape is at least equal to the fair market value of the asset, and (ii) at least 75% of the consideration to Telscape is received at the time of such sale and consists of Cash.


      13. RISK OF LOSS AND INSURANCE: All risk of loss of, damage to, or destruction of the Collateral shall, at all times, be with each Co-Borrower. Each Co-Borrower shall procure and maintain with financially sound and reputable companies, insurance policies (i) insuring the Collateral against loss by fire, explosion, theft and such other casualties as are usually insured against by companies engaged in the same or similar business, and (ii) insuring such Co-Borrower and the Lender against liability for personal injury and property damage relating to the Collateral. The policies shall be in such form and in such amounts and coverage as may be reasonably satisfactory to the Lender, with losses payable to such Co-Borrower and the Lender as their respective interest may appear. Each Co-Borrower shall, if requested by Lender, deliver to the Lender evidence that such insurance coverage is in effect. All insurance shall
(i) contain a breach of warranty clause in favor of the Lender, (ii) provide that no cancellation, reduction in amount or change in coverage thereof shall be effective until at least thirty (30) days after receipt by the Lender of written notice thereof, and (iii) be reasonably satisfactory in all respects to the Lender. If any Co-Borrower fails to furnish such insurance or fails to pay the premiums therefor, Lender may do so or may obtain insurance of its interest only and add the amount of any such premium thereof to the other amounts secured hereby. Lender is under no obligation nor duty, however, to pay such premiums or obtain such insurance.

      14. DEFAULT: The occurrence of any one or more of the following will constitute an "Event of Default" under this Agreement:

            (a) Telscape or any Co-Borrower shall fail to pay when due any Payment Amount or any other amounts payable under this Agreement or any Note and such failure continues for five (5) business days after receipt by Telscape or such Co-Borrower of written notice from Lender of such failure;

            (b) A breach or failure in the observance or performance by Telscape or any Co-Borrower of any other material provision of this Agreement which is not remedied within thirty (30) days after receipt by Telscape or such Co-Borrower of notice of such breach or failure;

            (c) Any material representation, warranty or covenant made herein, or in any certificate, document, financial or other statement delivered in connection with this Agreement, or hereafter made by Telscape or any Co-Borrower proves to have been incorrect in any material adverse respect when made or given;

            (d) Telscape, any Co-Borrower, or any surety or guarantor of the Indebtedness evidenced by this Agreement or a Note (i) files a petition or has a petition filed against it under the bankruptcy code, or any proceeding for relief of insolvent debtors; (ii) generally and materially fails to pay its debts as such debts become due; (iii) shall admit in writing its inability to pay its debts as they become due; (iv) has a custodian, trustee or receiver appointed, voluntarily or otherwise, for it or its assets for relief of insolvent or troubled debtors; (v) benefits from, or is subject to, the entry of an order for relief by any court of insolvency; (vi) makes an assignment for the benefit of creditors; (vii) becomes insolvent (however otherwise evidenced);
(viii) liquidates, winds-up, dissolves or suspends business; or (ix) has commenced against it any case, proceeding or other action seeking the issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets, which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within sixty (60) days from the entry thereof;

            (e) Telscape or any Co-Borrower shall (i) default in any payment of any other instrument or agreement (other than with Lender) with an aggregate principal amount outstanding in excess of $200,000 beyond the period of grace, if any, provided in the applicable instrument or agreement, or (ii) default in the observance of any other provision of such other instrument or agreement as to cause, or permit the holder of such instrument or agreement to cause, the obligations thereunder to become due prior to its stated maturity;

            (f) One or more judgments or decrees shall be entered against Telscape or any Co-Borrower involving in the aggregate a liability (not paid or fully covered by insurance) of $200,000 or more, and any of such judgments or decrees shall not have been vacated, discharged, or stayed or bonded pending appeal within sixty (60) days after the entry thereof; or

            (g) Any guaranty or subordination agreement required pursuant to this Agreement is breached or becomes ineffective, or any guaranty or subordinating creditor disavows its obligations under the guaranty or subordination agreement; or

            (h) Telscape or any Co-Borrower fails to perform any of its obligations under any other agreement or lease with Lender; or

            (i) At any time a Co-Borrower ceases to be a Subsidiary of Telscape; or

            (j) If any Change in Control should occur without Lender's prior written consent, which may be withheld in Lender's sole and absolute discretion.

      15. RIGHTS AND REMEDIES ON DEFAULT: At Lender's option, upon the occurrence of any such Event of Default under Section 14, and at any time thereafter, at Lender's option, Lender's commitment to lend shall terminate and/or all unmatured Indebtedness evidenced by the Notes will immediately become due and payable without presentation, demand, protest, or notice of any kind, all of which are expressly waived. Lender may exercise, from time to time, any rights and remedies available to it under this Agreement, any Note, the Uniform Commercial Code and other applicable law. Telscape and each Co-Borrower agree that upon the occurrence and during the continuance of an Event of Default, to the extent permitted by applicable law (i) any amounts payable under this Agreement or under the Notes shall thereafter bear interest at a rate per annum equal to the Interest Rate plus three percent (3%), or the maximum rate per annum allowed by law, whichever is less, compounded monthly and payable on demand (both before and after judgment), until the Indebtedness is paid in full (which payment of Indebtedness in the event of acceleration shall not be subject to any prepayment premium) or the Event of Default is cured, (ii) it will, at Lender's request, assemble the Collateral and make it available to Lender at places which Lender shall reasonably select, and (iii) Lender, by itself or its agent, may, without notice to any person and without judicial process of any kind, enter into any premises or upon any land owned, leased or otherwise under the real or apparent control of Telscape or any Co-Borrower, or any agent of any Co-Borrower, where the Collateral may be, or where Lender believes the Collateral may be, and disassemble, render unusable, and/or repossess all or any item of the Collateral, disconnecting and separating the Collateral from any other property. Each Co-Borrower expressly waives all further rights to possession of the Collateral after the occurrence and during the continuance of an Event of Default and all claims for injuries suffered through, or loss caused by, such entering and/or repossession.

Lender shall have the right to sell, lease or otherwise dispose of the Collateral (or contract to do so), whether in its then condition or after further preparation or processing, either at public or private sale, in lots or in bulk, for cash or for credit, with or without warranties or representations, and upon such terms and conditions as Lender, in its sole discretion, may deem advisable. Lender shall have the right to purchase at any such sale. Lender will give the applicable Co-Borrower reasonable notice of the time and place of any public sale of the Collateral or of the time after which any private sale or other intended disposition of the Collateral is to be made. Unless otherwise provided by law, the requirement of reasonable notice shall be met if such notice is delivered to the address of the Co-Borrowers and Telscape set forth above at least ten (10) days before the time of the sale or disposition. Any proceeds of any disposition by Lender of any of the Collateral may be first applied by Lender to the payment of expenses, including reasonable attorneys' fees and legal expenses, incurred in connection with the repossession, care, safekeeping, sale or otherwise of any or all of the Collateral, or in any way relating to the rights of Lender hereunder. Any balance of such proceeds may be applied by Lender toward the payment of the Indebtedness in such order as Lender, in its sole discretion, shall determine. The Co-Borrowers shall be liable for, and shall pay to Lender on demand, any deficiency which may remain after such sale, lease or other disposition, and Lender agrees to remit to the Co-Borrowers any surplus resulting therefrom.

      16. GENERAL AUTHORITY: Upon the occurrence and during the continuance of an Event of Default hereunder, Lender shall have the full power to exercise at any time and from time to time all or any of the following powers with respect to all or any of the Collateral:

            (a) To demand, sue for collection, receive and give acquittance for any and all monies due or to become due upon or by virtue thereof;

            (b) To receive, take, endorse, assign and deliver any and all checks, notes, drafts, documents and other property taken or received by Lender in connection therewith;

            (c) To settle, compromise, compound, prosecute or defend any action or proceeding with respect thereof;

            (d) To sell, transfer, assign or otherwise deal in or with the same or the proceeds thereof, as fully and effectually as if Lender were the absolute owner thereof; and

            (e) In general, to do all things necessary to perform the terms of this Agreement, including, without limitation, to take any action or proceedings which Lender deems necessary or appropriate to protect and preserve the security interest of Lender in the Collateral. In the case of failure of Telscape or any Co-Borrower to comply with any provision of this Agreement which constitutes an Event of Default and is continuing, Lender shall have the right, but shall not be obligated, to so comply in whole or in part, and all moneys spent, and expenses and obligations incurred or assumed by Lender in connection with such performance or compliance, shall be payable on demand together with interest on such amounts equal to the Interest Rate plus three percent (3%) from the date and amount is expended or advanced by the Lender until paid. Such sums plus interest shall constitute indebtedness secured hereby. Lender's effecting such compliance shall not be a waiver of Telscape's or any Co-Borrower's default. Lender shall be under no obligation or duty to exercise any of the powers hereby conferred upon it.

      17. EXPENSES: Telscape and each Co-Borrower will, upon demand, pay to Lender all reasonable costs and expenses, including without limitation attorneys' fees and expenses, incurred by Lender in the creation (with respect to the creation, such fees not to exceed $25,000), satisfaction, protection, defense or enforcement of Lender's rights hereunder, or in seeking to collect the Indebtedness evidenced by this Agreement.

      18. NOTICES: Notices, demands and other communications required to be given hereunder to be effective shall be transmitted in writing by telex, telecopy, or facsimile transmission and confirmed by a similar mailed writing, by hand delivery, by first class, registered or certified mail, return receipt requested, or an overnight courier service, addressed to Lender at 501 Corporate Centre Drive, Suite 600, Franklin, TN 37067 (Attention: Director Operations & Administration) or to the applicable as the case may be, at the address set forth above or at such other address as any party may hereinafter substitute by written notice. Notice shall be effective four (4) days after the date it was mailed or upon receipt, whichever is earlier.

      19. INDEMNIFICATION: Telscape and each Co-Borrower shall indemnify Lender against and hold Lender harmless from any and all claims, actions, suits, damages, allegations, liabilities, and liens and all costs and expenses, including, without limitation, reasonable attorneys' fees incurred by Lender, arising out of or in any way related to a Co-Borrower's ownership or use of the Collateral, or in connection with the transactions contemplated by this Agreement, including without limitation, the granting and perfection of the security interest and lien described herein.

      20. FCC AND PUC APPROVALS; NOTIFICATION: The exercise of any rights hereunder by the Lender that may require FCC or PUC approval shall be subject to obtaining such approval. Pending obtaining any such FCC or PUC approval, each Co-Borrower will refrain from taking or permitting any action to be taken which is contrary to the interest of the Lender. In accordance with the requirements of 47 C.F.R. Section 22.917 (1984), or any successor provision, the Lender agrees to notify the applicable Co-Borrower and the FCC (if required) in writing at least ten (10) days prior to the repossession, in accordance with the Agreement, of all or any part of the Collateral which is subject to the regulation.

      21. ASSIGNMENT: Lender may, in whole or in part, without notice to, or the consent of Telscape or any Co-Borrower, sell, assign, grant a security interest in or pledge its interest in the Collateral and/or a Note and any amounts due or to become due hereunder to any third party ("Assignee"). Upon receiving written notice from Lender, a Co-Borrower shall, if so directed, pay the amounts due hereunder, directly to Assignee. Any Assignee shall be entitled to rely on Telscape's and each Co-Borrower's agreements, representations, warranties, and covenants contained herein, as applicable, and shall be considered a third-party beneficiary thereof. Telscape and each Co-Borrower shall also execute and deliver to Lender, or any Assignee, any additional documentation as Lender or Assignee may reasonably request. Without Lender's prior written consent, neither Telscape nor any Co-Borrower shall assign or transfer its obligations hereunder. Any attempted transfer by Telscape or any Co-Borrower shall be void ab initio.

      22.   MISCELLANEOUS:

      (a) No failure or delay by the Lender to exercise any right, power or privilege hereunder shall operate as a waiver of any such right, power or privilege, nor shall any single or partial exercise of any right, power or privilege preclude any other or future exercise thereof. The Lender may waive any default before or after the same has been declared and restore this Agreement to full force without impairing any rights hereunder, such right of waiver being a continuing one. The waiver of any provision hereunder will not be effective unless in writing signed by the Lender.

      (b) If any provision in this Agreement or a Note shall be prohibited or unenforceable, such provision shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions.

      (c) To the extent that the Indebtedness is now or hereafter secured by property other than the Collateral, or by the guaranty, endorsement or property of any other person, corporation or entity, then Lender shall have the right, in its sole discretion, to determine which rights, security, liens, security interest or remedies it shall, at any time, pursue, relinquish, subordinate, modify, or take any other action with respect thereto without, in any way, modifying or affecting any of them or any of its rights hereunder.

      (d) Lender's duty of care (as imposed by law) with respect to the Collateral in its possession shall be deemed fulfilled if Lender exercises reasonable care in physically safekeeping such Collateral, or in the case of Collateral in the custody or possession of a bailee or other third person, exercises reasonable care in the selection of the bailee or other third person, and Lender need not otherwise preserve, protect, insure, or care for any Collateral.

      (e) No right or remedy is exclusive of any other provided under this Agreement or permitted by law or equity. All such rights and remedies shall be cumulative and may be exercised singularly or concurrently at Lender's option. The exercise or enforcement of any one such right or remedy shall neither be a condition to, nor bar the exercise or enforcement of any other.

      (f) All representations and warranties made herein or in any document, certificate or statement delivered pursuant thereto, or in connection therewith, shall survive the execution and delivery of this Agreement and the Notes.

      (g) Subject to the notice requirement in Section 14, Telscape and each Co-Borrower waives presentment, demand, protest and notice to the extent permitted by applicable law.

      (h) Time is of the essence with regard to each and every provision of this Agreement and each Note.

      (i) This Agreement may be executed in more than one counterpart, all of which taken together, shall constitute one agreement.

      23. SUCCESSORS AND ASSIGNS: This Agreement shall be binding on the parties and inure to the benefit of Lender and each Co-Borrower and their successors and permitted assigns.

      24. GOVERNING LAW: This Agreement and the Notes are being delivered to Lender in the State of New York and shall be construed in accordance with and governed by the laws of such state, except to the extent the internal laws of another jurisdiction are required to be applied in connection with the exercise of rights pertaining to Collateral in that jurisdiction.

      25. ENTIRE AGREEMENT: This Agreement constitutes the entire agreement between Lender, Telscape and each Co-Borrower with respect to the subject matter hereof and supersedes all previous negotiations, proposals, commitments, writings, and understandings of any nature whatsoever.

                       SCHEDULE OF BORROWING SUBSIDIARIES

      By executing this Schedule of Borrowing Subsidiaries attached to and forming a part of the Loan and Security Agreement dated as of January 11, 1999 (the "Loan Agreement"), between and among Telscape International, Inc. a Texas corporation ("Telscape"), NTFC Capital Corporation (the "Lender"), (i) each of TELSCAPE USA, INC., a Texas corporation, TSCP INTERNATIONAL, INC., a Texas corporation, and MSN COMMUNICATIONS, INC., a California corporation, represents and warrants that it is a Domestic Subsidiary of Telscape, joins as a party to the Loan Agreement, assumes the obligations of a Domestic Co-Borrower under the Loan Agreement, and confirms that it is bound by the terms and conditions of the Loan Agreement, including but not limited to the grant to Lender of a security interest in all Collateral (the execution of this instrument by the Co-Borrowers constitutes a grant of a security interest in the Collateral) and (ii) each of TELSCAPE DE MEXICO, SA DE CV, a corporation incorporated under the laws of Mexico D.F., N.S.I., SA DE CV, a corporation incorporated under the laws of Mexico D.F., TELEREUNION INTERNATIONAL, SA DE CV, a corporation incorporated under the laws of Mexico D.F., VEXTRO DE MEXICO, SA DE CV, a corporation incorporated under the laws of Mexico D.F., LAN AND WAN, SA DE CV, a corporation incorporated under the laws of Mexico D.F., SERVICIOS CORPORATIVOS VEXTRO, SA DE CV, a corporation incorporated under the laws of Mexico D.F., TELEREUNION, SA DE CV, a corporation incorporated under the laws of Mexico D.F., and MS NOTICIAS, SA DE CV, a corporation incorporated under the laws of Mexico D.F. represents and warrants that it is a Foreign Subsidiary of Telscape, joins as a party to the Loan Agreement, assumes the obligations of a Foreign Co-Borrower under the Loan Agreement, and confirms that it is bound by the terms and conditions of the Loan Agreement, including but not limited to the grant to Lender of a security interest in all Collateral (the execution of this instrument by the Co-Borrowers constitues a grant of a security interest in the Collateral). The undersigned Co-Borrowers acknowledge and agree that (i) future Subsidiaries of Telscape are required to become additional Co-Borrowers under the Loan Agreement without the consent of any other Co-Borrower by execution of a form of the Annex to this Schedule of Borrowing Subsidiaries by Telscape, the Subsidiary and the Lender;
(ii) the Lender is willing to extend certain credit to the undersigned Co-Borrowers, subject to the terms and conditions set forth in the Loan Agreement, including the condition that the undersigned Domestic Co-Borrowers will be jointly and severally liable for the payment of all Indebtedness owed by Telscape or any Co-Borrower to Lender under the Loan Agreement and the condition that the undersigned Foreign Co-Borrowers will be jointly and severally liable for the payment of all Indebtedness owed by any Foreign Co-Borrower to Lender under the Loan Agreement; (iii) without this condition of joint and several liability, Lender would not be willing to extend credit to any Co-Borrower; and
(iv) the undersigned Co-Borrowers and other Subsidiaries of Telscape which may become additional Co-Borrowers under the Loan Agreement are (or will be) related entities, and the undersigned Co-Borrowers expect to increase their respective businesses, and to benefit directly and indirectly, through the use of the equipment to be acquired by it and the other Co-Borrowers with the proceeds of the loans to be made pursuant to the Loan Agreement.

      This Schedule of Borrowing Subsidiaries to the Loan Agreement is attached to, and forms a part of, the Loan Agreement, is being delivered to Lender in the State of Tennessee together with the Loan Agreement and shall be construed in accordance with and governed by the laws of such state, except to the extent the internal laws of another jurisdiction are required to be applied in connection with the exercise of rights pertaining to Collateral in that jurisdiction. Capitalized terms used in this Schedule of Borrowing Subsidiaries without definition shall have the meanings set forth in the Loan Agreement to which this
Schedule is attached and forms a part.

      This Schedule of Borrowing Subsidiaries may be executed in any number of counterparts (by facsimile transmission or otherwise) and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same document.

      IN WITNESS WHEREOF, the parties have executed this Schedule of Borrowing Subsidiaries to the Loan and Security Agreement by their duly authorized representatives:

                                                   TELSCAPE:

                                                   TELSCAPE INTERNATIONAL, INC.

                                                   BY:

                                                   TITLE:


                                                   CO-BORROWERS:

                                                   TELSCAPE USA, INC.

                                                   BY:

                                                   TITLE:


                                                   TSCP INTERNATIONAL, INC.

                                                   BY:

                                                   TITLE:


                                                   MSN COMMUNICATIONS, INC.

                                                   BY:

                                                   TITLE:


                                                   TELSCAPE DE MEXICO, SA DE CV

                                                   BY:

                                                   TITLE:

                                             (SIGNATURES CONTINUED ON NEXT PAGE)

                                                   N.S.I., SA DE CV

                                                   BY:

                                                   TITLE:


                                                   TELEREUNION INTERNATIONAL,
                                                     SA DE CV

                                                   BY:

                                                   TITLE:


                                                   VEXTRO DE MEXICO, SA DE CV

                                                   BY:

                                                   TITLE:


                                                   LAN AND WAN, SA DE CV

                                                   BY:

                                                   TITLE:


                                                   SERVICIOS CORPORATIVOS
                                                     VEXTRO, SA DE CV

                                                   BY:

                                                   TITLE:


                                                   TELEREUNION, SA DE CV

                                                   BY:

                                                   TITLE:


                                                   MS NOTICIAS, SA DE CV

                                                   BY:

                                                   TITLE:



                                                   LENDER:

                                                   NTFC CAPITAL CORPORATION

                                                   BY:

                                                   TITLE:

                                    EXHIBIT A

               FORM OF ANNEX TO SCHEDULE OF BORROWING SUBSIDIARIES

      By executing this Annex to the Schedule of Borrowing Subsidiaries attached to and forming a part of the Loan and Security Agreement dated as of January 11, 1999, (the "Loan Agreement"), between and among Telscape International, Inc. a Texas corporation ("Telscape"), NTFC Capital Corporation (the "Lender"), Domestic and/or Foreign Subsidiaries of Telscape which are signatories to the Schedule of Borrowing Subsidiaries attached to, and forming a part of, the Loan Agreement, and such additional Domestic and/or Foreign Subsidiaries of Telscape which may become a party to the Loan Agreement pursuant to Section 1(b) thereof, _____________________ represents and warrants that it is a [FOREIGN OR DOMESTIC] Subsidiary of Telscape, joins as a party to the Loan Agreement, assumes the obligations of a [FOREIGN/DOMESTIC] Co-Borrower under the Loan Agreement, and confirms that it is bound by the terms and conditions of the Loan Agreement, including but not limited to the grant by ___________________________ to Lender of a security interest in all its right, title and interest in and to the Collateral as provided in the Loan Agreement. (The execution of this instrument constitutes a grant by of a security interest in the Collateral). _____________________ acknowledges and agrees that one or more other Subsidiaries of Telscape may become additional [FOREIGN/DOMESTIC] Co-Borrowers under the Loan Agreement without the consent of any other [FOREIGN/DOMESTIC] Co-Borrower by execution of a form of the Annex to the Schedule of Borrowing Subsidiaries by Telscape, the Subsidiary and the Lender. __________________ acknowledges and agrees that (i) other Subsidiaries of Telscape may become additional [FOREIGN/DOMESTIC] Co-Borrowers under the Loan Agreement without the consent of any other Co-Borrower by execution of a form of the Annex to this Schedule of Borrowing Subsidiaries by Telscape, the Subsidiary and the Lender;
(ii) the Lender is willing to extend certain credit to the Co-Borrowers, subject to the terms and conditions set forth in the Loan Agreement, including the condition that all Domestic Co-Borrowers will be jointly and severally liable for the payment of all Indebtedness owed by Telscape or any Co-Borrower to Lender under the Loan Agreement and the condition that all Foreign Co-Borrowers will be jointly and severally liable for the payment of all Indebtedness owed by any Foreign Co-Borrower to Lender under the Loan Agreement; (iii) without this condition of joint and several liability, Lender would not be willing to extend credit to any Co-Borrower; and (iv) ____________________, the existing Co-Borrowers and Subsidiaries of Telscape which may become additional Co-Borrowers under the Loan Agreement are (or will be) related entities, and expects to increase its business, and to benefit directly and indirectly, through the use of the equipment to be acquired by it and the other Co-Borrowers with the proceeds of the loans to be made pursuant to the Loan Agreement.

      _______________________ authorizes the Lender to attach this Annex to the Schedule of Borrowing Subsidiaries to the Loan Agreement, which is attached to, and forms a part of, the Loan Agreement. This Annex to the Schedule of Borrowing Subsidiaries to the Loan Agreement is being delivered to Lender in the State of Tennessee and shall be construed in accordance with and governed by the laws of such state, except to the extent the internal laws of another jurisdiction are required to be applied in connection with the exercise of rights pertaining to Collateral in that jurisdiction. Capitalized terms used in this Annex to the Schedule of Borrowing Subsidiaries without definition shall have the meanings set forth in the Loan Agreement to which this Annex and the Schedule of Borrowing Subsidiaries are attached and form a part.

      This Annex may be executed in any number of counterparts (by facsimile transmission or otherwise) and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same document.

      IN WITNESS WHEREOF, the parties have executed this Annex to Schedule of Borrowing Subsidiaries by their duly authorized representatives:


                                                   TELSCAPE:

                                                   TELSCAPE INTERNATIONAL, INC.

                                                   BY:

                                                   TITLE:


                                                   CO-BORROWER:

                                                   BY:

                                                   TITLE:


                                                   LENDER:

                                                   NTFC CAPITAL CORPORATION

                                                   BY:

                                                   TITLE:

                                    EXHIBIT D

                               TELSCAPE FINANCIAL

                                    COVENANTS

                        1                             2                                3
                   DEBT/BOOK                        EBITDA/                         MINIMUM
 PERIOD:          CAPITALIZATION                 DEBT SERVICE                        EBITDA
 -------          --------------                 ------------                        ------
   1999
 Quarter 1            1.20X                          ----                           1,344,000
 Quarter 2            1.20X                          ----                           2,950,000
 Quarter 3            1.20X                          ----                           3,760,000
 Quarter 4            1.20X                          1.25x                          7,682,000

  2000
 Quarter 1            1.00X                          1.50X                          7,580,000
 Quarter 2            1.00X                          1.50X                          7,580,000
 Quarter 3            1.00X                          1.50X                          9,476,000
 Quarter 4            1.00X                          1.50X                          13,266,000

 2001
 Quarter 1            1.00X                          1.50X                          N/A
 Quarter 2            1.00X                          1.50X                          N/A
 Quarter 3            1.00X                          1.50X                          N/A
 Quarter 4            1.00X                          1.50X                          N/A

 2002
 Quarter 1            1.00X                          1.50X                          N/A
 Quarter 2            1.00X                          1.50X                          N/A
 Quarter 3            1.00X                          1.50X                          N/A
 Quarter 4            1.00X                          1.50X                          N/A

 2003
 Quarter 1            1.00X                          1.50X                          N/A
 Quarter 2            1.00X                          1.50X                          N/A
 Quarter 3            1.00X                          1.50X                          N/A
 Quarter 4            1.00X                          1.50X                          N/A

 2004
 Quarter 1            1.00X                          1.50X                          N/A
 Quarter 2            1.00X                          1.50X                          N/A
 Quarter 3            1.00X                          1.50X                          N/A
 Quarter 4            1.00X                          1.50X                          N/A

 2005
 Quarter 1            1.00X                          1.50X                          N/A
 Quarter 2            1.00X                          1.50X                          N/A
 Quarter 3            1.00X                          1.50X                          N/A
 Quarter 4            1.00X                          1.50X                          N/A

Covenant 1 is measured on a quarterly basis, as of the last day of the period being measured.

Covenant 2 is measured on a quarterly basis, with EBITDA calculated for the preceding four quarters as of the day of the period being measured, and Debt Service calculated as defined.

Covenant 3 is measured on a quarterly basis, as of the last day of the period being measured.